SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             MAMMOTH RESOURCES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                         UTAH                         87-0378892
            -------------------------------       -------------------
            (State or other jurisdiction of       (I.R.S. Employer
            incorporation or organization)        Identification No.)

      639 5th Ave. S.W. Suite 820, Calgary Alberta, Canada         T2P OM9
      ----------------------------------------------------       ----------
      (Address of principal executive offices)                   (Zip Code)

      Issuer's telephone number: 403-262-6000

               1550 E. Missouri, Suite 300, Phoenix, Arizona 85014
               ---------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 1, 2000, the Registrant retained Dohan and Company, CPA, P.A., Miami, Florida, to act as principal accountants to audit the financial statements for the Registrant.

1 The former accountant, Warren Yee, C.P.A., could not be located during the past two years, and upon information received by Management, it is believed the former accountant is retired or deceased.

2 Said principal accountant's report on the financial statements for either of the past two years did not contain as adverse opinion or disclaimer of opinion nor was the same qualified or modified as to uncertainty, audit scope, or accounting principles.

3 The decision to change accountants was recommended and approved by the Board of Directors of the Registrant effective February 1, 2000.

4 During the Registrant's two most recent fiscal years and through the day of replacement, February 1, 2000, there were no disagreements between the former accountant, and the Registrant, on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure.

5. During the Registrant's two most recent fiscal years and the subsequent interim periods preceding the former accountant's resignation:

      (i) the accountant has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

      (ii) the accountant has not advised the Registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statement prepared by management;

      (iii) the accountant has not advised the Registrant (a) of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention, during the two most recent fiscal years and the subsequent interim periods preceding the resignation, that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements or, (b) that due to the account's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation;

      (iv) the accountant has not advised the Registrant that (a) information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements) or (b) due to the accountant's dismissal, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

A new independent certified public accountant has been engaged as the principal accountant to audit the Registrant's financial statements. The newly engaged accountant is the firm of Dohan and Company, CPA, P.A. and was retained on February 1, 2000.

                                   SIGNATURES

Pursuant the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MAMMOTH RESOURCES, INC.
                                          (Registrant)


                                          By: /s/ Leonard Rice, President and
                                          Secretary (Principal Executive Officer
                                          and Principal Financial Officer)

                                          Date: 02/07/200